Exhibit 10.21.3

THIRD AMENDMENT TO LEASE AGREEMENT

DATED AS OF FEBRUARY 22, 2016

BY AND BETWEEN

ESA CANADA ADMINISTRATOR L.L.C.

AS LANDLORD,

ESA CANADA PROPERTIES TRUST

AS BENEFICIAL OWNER

AND

ESA CANADA OPERATING LESSEE ULC

AS TENANT

THIRD AMENDMENT TO LEASE AGREEMENT

THIS THIRD AMENDMENT TO LEASE AGREEMENT (this “Amendment”) is entered into as of February 22, 2016, by and between ESA CANADA ADMINISTRATOR L.L.C., a Delaware limited liability company (“Landlord”), in its capacity as registered owner of the Land and administrator of Beneficial Owner, ESA CANADA PROPERTIES TRUST, a Delaware statutory trust (“Beneficial Owner”) and ESA CANADA OPERATING LESSEE ULC (f/k/a ESA Canada Operating Lessee, Inc.), a British Columbia unlimited liability company (“Tenant”).

WITNESSETH

WHEREAS, Landlord and Tenant are parties to that certain Lease Agreement dated as of October 8, 2010, as amended by that certain First Amendment to Lease Agreement dated as of November 30, 2012 and that Second Amendment to Lease Agreement dated as of November 11, 2013 (collectively, as so amended, the “Original Lease Agreement”), pursuant to which Landlord has agreed to lease the Leased Property (as defined in the Original Lease Agreement) to Tenant and Tenant has agreed to lease the Leased Property from Landlord, all subject to and upon the terms and conditions set forth in the Original Lease Agreement;

WHEREAS, all capitalized terms used but not defined herein shall have the meanings ascribed to them in the Original Lease Agreement;

WHEREAS, the Provisions Relating to Percentage Rent attached as Exhibit C to the Original Lease Agreement contains certain errors that Landlord and Tenant desire to correct; and

WHEREAS, in order to effectuate the foregoing changes, Landlord and Tenant wish to further amend and modify the Original Lease Agreement as hereinafter set forth.

NOW THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, the mutual receipt and legal sufficiency of which are hereby acknowledged, Landlord and Tenant hereby agree as follows.

1. Amendments. Effective as of the date of this Amendment:

(a) Exhibit C of the Original Lease Agreement is hereby deleted in its entirety, and Annex A attached hereto is hereby incorporated in, made a part of and attached to the Original Lease Agreement as a new “Exhibit C”.

2. Ratification. All provisions of the Original Lease Agreement, as hereby amended, are hereby ratified and declared to be in full force and effect. All references in the Original Lease Agreement to the “Agreement”, “herein”, “hereunder” or terms of similar import shall be deemed to refer to the Original Lease Agreement, as amended by this Amendment.

3. Applicable Law. This Amendment shall be construed under, and governed in accordance with, the laws of the State of New York; provided, that the provisions for the enforcement of Landlord’s rights and remedies under the Original Lease Agreement, as modified by this Amendment, shall be governed by the laws of each of the respective states where the Leased Property is located to the extent necessary for the validity and enforcement thereof.

4. Successors Bound. This Amendment shall be binding upon and inure to the benefit of Landlord and Tenant and their respect successors and assigns.

5. Counterparts; Headings. This Amendment may be executed in two or more counterparts, each of which shall constitute an original, but which, when taken together, shall constitute but one instrument and shall be effective as of the date hereof when copies hereof, which, when taken together, bear the signatures of each of the parties hereto, shall have been signed. Headings in this Amendment are for purposes of reference only and shall not limit or affect the meaning of the provisions hereof.

6. Incorporation of Recitals. The recitals set forth in the preamble of this Amendment are hereby incorporated into this Amendment as if fully set forth herein.

7. Beneficial Owner Ratification. Beneficial Owner ratifies and confirms that it has irrevocably authorized and directed Landlord to execute and deliver this Amendment and that such authorization and direction shall constitute Beneficial Owner’s giving of full and sufficient authority to Landlord for Landlord to execute and deliver this Amendment. Landlord and Beneficial Owner acknowledge that Tenant is relying on such authorization and direction and that Tenant shall not be obligated to look further into the terms of the trust between Landlord and Beneficial Owner.

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IN WITNESS WHEREOF, the parties have executed this Amendment as of the date above first written.

LANDLORD

ESA CANADA ADMINISTRATOR L.L.C.

By:	/s/ John R. Dent
Name:	John R. Dent
Title:	Vice President and Secretary

TENANT

ESA CANADA OPERATING LESSEE ULC

By:	/s/ John R. Dent
Name:	John R. Dent
Title:	Vice President and Secretary

BENEFICIAL OWNER

ESA CANADA PROPERTIES TRUST

By:	/s/ John R. Dent
Name:	John R. Dent
Title:	Vice President and Secretary

THIRD AMENDMENT TO OPERATING LEASE (CANADA)

ANNEX A

EXHIBIT C

PROVISIONS RELATING TO PERCENTAGE RENT

Percentage Rent for any Fiscal Year shall equal the sum of:

(a) the product of (i) all Gross Revenues for such Fiscal Year in excess of the Tier 1 Threshold but less than or equal to the Tier 2 Threshold and (ii) the Tier 1 Percentage; plus

(b) the product of (i) all Gross Revenues for such Fiscal Year in excess of the Tier 2 Threshold but less than or equal to the Tier 3 Threshold and (ii) the Tier 2 Percentage; plus

(c) the product of (i) all Gross Revenues for such Fiscal Year in excess of the Tier 3 Threshold and (ii) the Tier 3 Percentage.

“Tier 1 Percentage” means fifty-five percent (55%).

“Tier 1 Threshold” means $C11,520,000.00, increasing at a rate of three percent (3%) per annum compounded annually for each Fiscal Year.

“Tier 2 Percentage” means sixty-five and one half percent (65.5%).

“Tier 2 Threshold” means $C12,550,000.00, increasing at a rate of three percent (3%) per annum compounded annually for each Fiscal Year.

“Tier 3 Percentage” means seventy-seven and one half percent (77.5%).

“Tier 3 Threshold” means $C14,300,000.00, increasing at a rate of three percent (3%) per annum compounded annually for each Fiscal Year.

“Thresholds” means each of the Tier 1 Threshold, the Tier 2 Threshold, and the Tier 3 Threshold.